UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2019

CSB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Ohio	0-21714	34-1687530
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

91 North Clay Street, P.O. Box 232, Millersburg, Ohio 44654

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 674-9015

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Director John R. Waltman, having reached mandatory retirement age, could not stand for re-election and retired effective at the CSB Bancorp, Inc. (“CSB”) 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”). As a result, there will be a vacancy in the class of directors with terms expiring at the 2022 Annual Meeting of Shareholders following the 2019 Annual Meeting.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

CSB held its 2019 Annual Meeting on April 24, 2019. At the close of business on March 1, 2019, the voting record date, there were 2,742,242 CSB common shares outstanding and entitled to vote. At the 2019 Annual Meeting, 1,949,932, or 71.1%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(1)	Election of two directors to serve a three-year term expiring at the 2022 Annual Meeting of Shareholders:

	Number of Votes:
	For	Withheld	Broker Non- Votes
Cheryl M. Kirkbride	1,353,566	65,401	530,965
Jeffrey A. Robb, Sr.	1,363,278	55,689	530,965

Other directors whose term of office continued after the Annual Meeting:

Robert K. Baker

Vikki G. Briggs

Julian L. Coblentz

J. Thomas Lang

Eddie L. Steiner

(2)	Ratification of the appointment of S.R. Snodgrass, P.C. as CSB’s independent registered public accounting firm for the 2019 fiscal year:

Number of Votes:
For	Against	Abstain
1,944,710	3,458	1,764

(3) Non-binding, advisory vote upon a resolution to approve the compensation of CSB’s named executive officers as disclosed in CSB’s Proxy Statement filed March 15, 2019:

Number of Votes:
For	Against	Abstain	Broker Non-Votes
1,326,815	23,913	68,239	530,965

(4) Non-binding advisory vote, whether the shareholder advisory votes on the compensation of CSB’s named executive officers will occur every 1, 2, or 3 years.

Number of Votes:
3 Year	2 Year	1 Year	Abstain	Broker Non-Votes
901,653	141,105	239,903	136,306	530,965

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB Bancorp, Inc.

By:	/s/ Paula J. Meiler
Paula J. Meiler
Senior Vice President and
Chief Financial Officer

Date: April 26, 2019